Exhibit 10.21

Non-Employee Director RSU Award Agreement

RESTRICTED STOCK UNIT AWARD AGREEMENT
PURSUANT TO THE
SECOND AMENDED AND RESTATED
BERRY PETROLEUM CORPORATION 2017 OMNIBUS INCENTIVE PLAN
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Participant:    [________________]
Grant Date:    [________________]
Number of Restricted Stock    [_______]
Units (“RSUs”):

Vesting Conditions:	Subject to Section 3 hereof, the RSUs will become fully vested on [________________].
* * * * *
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) dated as of the Grant Date specified above (“Grant Date”), is entered into by and between Berry Petroleum Corporation, a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Second Amended and Restated Berry Petroleum Corporation 2017 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”).
WHEREAS, the Participant is a non-employee member of the Company’s Board of Directors (the “Board”); and
WHEREAS, in accordance with the Company’s non-employee director compensation policy, as approved by the Board, the Participant is annually entitled to receive an equity award of RSUs in consideration of the services rendered and to be rendered by him;
NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:
1.Incorporation By Reference; Plan Document Receipt. Except as specifically provided herein, this Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to this Award), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Except as provided otherwise herein, any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of this Agreement shall control.
2.    Grant of RSUs. The Company hereby grants to the Participant, on the Grant Date, the number of RSUs set forth above. Subject to the terms of this Agreement and the Plan, each RSU, to the extent it becomes a vested RSU in accordance with the Vesting Conditions set forth under Vesting Conditions above, represents the right to receive one (1) share of Stock. Unless and until an RSU becomes vested, the Participant will have no right to settlement of such RSU. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the shares of Stock underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement.

3.    Vesting; Forfeiture.
(a)    Vesting Generally. Except as otherwise provided in this Section 3, the RSUs subject to this Award shall become vested in accordance with the vesting schedule set forth under Vesting Conditions above.
(b)    Death or Disability. If the Participant’s service with the Board terminates by reason of the Participant’s death or his resignation due to a permanent and total disability as defined in Section 22(e)(3) of the Code (a “Disability”), one hundred percent (100%) of the RSUs subject to this Award shall immediately become vested as of the date of such termination. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to the Nonqualified Deferred Compensation Rules, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
(c)    Termination of Service. If the Participant’s service with the Board terminates for any reason other than as described in Section 3(b) hereof, all RSUs subject to this Award that are outstanding and unvested as of the date of such termination shall be immediately forfeited and cancelled without consideration to the Participant.
(d)    Change in Control. All outstanding unvested RSUs subject to this Award shall become fully and immediately vested upon the consummation of a Change in Control, so long as the Participant’s service with the Board has remained continuous from the Grant Date through the consummation of such Change in Control.
4.    Delivery of Shares. Unless otherwise provided herein, within thirty (30) days following the vesting of the RSUs, the RSUs shall be settled by delivering to the Participant the number of shares of Stock that correspond to the number of RSUs that have become vested on the applicable vesting date, less any shares of Stock withheld by the Company pursuant to Section 8 hereof.
5.    Dividends; Rights as Stockholder. If the Company pays a cash dividend in respect of its outstanding Stock and, on the record date for such dividend, the Participant holds RSUs granted pursuant to this Agreement that have not vested and been settled in accordance with Section 4, the Company shall credit to an account maintained by the Company for the Participant’s benefit an amount equal to the cash dividends the Participant would have received if the Participant were the holder of record, as of such record date, of the number of shares of Stock related to the portion of the RSUs that have not been settled or forfeited as of such record date; provided that such cash dividends shall not be deemed to be reinvested in shares of Stock and shall be held uninvested and without interest and paid in cash at the same time that the shares of Stock underlying the RSUs are delivered to the Participant in accordance with the provisions hereof or, if later, the date on which such cash dividend is paid to shareholders of the Company. Stock or property dividends on shares of Stock shall be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant; provided that such stock or property dividends shall be paid in (i) shares of Stock, (i) in the case of a spin-off, shares of stock of the entity that is spun-off from the Company, or (i) other property, as applicable and in each case, at the same time that the shares of Stock underlying the RSUs are delivered to the Participant in accordance with the provisions hereof. Such account is intended to constitute an “unfunded” account, and neither this Section 5 nor any action taken pursuant to or in accordance with this Section 5 shall be construed to create a trust of any kind. Except as otherwise provided herein, the Participant shall have no rights as a stockholder with respect to any shares of Stock covered by any RSU unless and until the Participant has become the holder of record of such shares.
6.    Non-Transferability. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein.
7.    Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8.    Taxes. The Participant shall be responsible for all taxes arising from the grant, vesting, or settlement of this Award, and the subsequent sale of any shares of Stock received hereunder. No taxes will be deducted or withheld by the Company. The Participant acknowledges and agrees that no oral or written representation of fact or opinion has been made to him by the Company or its attorneys regarding the tax treatment or consequences of the grant, vesting, or settlement of this Award, or the subsequent sale of any shares of Stock received hereunder.
9.    Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates, if any, representing shares of Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates, if any, representing shares of Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 9.
10.    Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant hereby acknowledges, represents and warrants that:
(a)    The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 10.
(b)    If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such shares of Stock and the Company is under no obligation to register such shares of Stock (or to file a “re-offer prospectus”).
(c)    If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Stock, (A) adequate information concerning the Company is then available to the public, and (A) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (i) any sale of the shares of Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.
11.    No Waiver. No waiver or non-action by either party hereto with respect to any breach by the other party of any provision of this Agreement shall be deemed or construed to be a waiver of any succeeding breach of such provision, or as a waiver of the provision itself.
12.    Entire Agreement; Amendment. This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof. By accepting this Award, between the Participant and the Company, the Participant acknowledges and agrees that he has timely received his award as provided for under the Company’s non-employee director compensation policy.
13.    Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the chairman of the Board. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

14.    No Right to Continued Service. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its subsidiaries or its Affiliates to remove the Participant from the Board at any time, for any reason and with or without Cause.
15.    Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Affiliate) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.
16.    Compliance with Laws. The grant of RSUs and the issuance of shares of Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the RSUs or any shares of Stock pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.
17.    Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom this Award may be transferred by will or the laws of descent or distribution.
18.    Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.
19.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. Electronic acceptance and signatures shall have the same force and effect as original signatures.
20.    Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder; provided that no such additional documents shall contain terms or conditions inconsistent with the terms and conditions of this Agreement.
21.    Severability. The invalidity or unenforceability of any provision of this Agreement (or any portion thereof) in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement (or any portion thereof) in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.
22.    No Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (a) the award of RSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (a) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (a) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.
23.    Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the RSUs granted pursuant to this Agreement are intended to be exempt from the applicable requirements of the Nonqualified Deferred Compensation Rules and shall be limited, construed and interpreted in accordance with such intent. Nevertheless, to the extent that the Committee determines that the RSUs may not be exempt from the Nonqualified Deferred Compensation Rules, then, if the Participant is deemed to be a “specified employee” within the meaning of the

Nonqualified Deferred Compensation Rules, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the RSUs upon his or her “separation from service” within the meaning of the Nonqualified Deferred Compensation Rules, then to the extent necessary to prevent any accelerated or additional tax under the Nonqualified Deferred Compensation Rules, such settlement will be delayed until the earlier of: (a) the date that is six (6) months following the Participant’s separation from service and (b) the Participant’s death. Notwithstanding the foregoing, the Company and its Affiliates make no representations that the RSUs provided under this Agreement are exempt from or compliant with the Nonqualified Deferred Compensation Rules and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this _____ day of __________.
BERRY PETROLEUM CORPORATION

By:
Name:
Title:

PARTICIPANT

Name: [              ]

SIGNATURE PAGE
TO
RESTRICTED STOCK UNIT AWARD AGREEMENT